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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2003
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                       Network-1 Security Solutions, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                  1-14896                    11-3027591
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(State or other jurisdiction     (Commission                  (IRS Employer
     of incorporation)           File Number)               Identification No.)



               445 Park Avenue, Suite 1028, New York, New York 10022
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (212) 829-5700


                                       N/A
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         (Former name or former address, if changed since last report.)


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Item 2. Acquisition of Disposition of Assets

            (a) On November 18, 2003, Network-1 Security Solutions, Inc. ("Network-1") acquired a patent portfolio (the "Patent Portfolio") from Merlot Communications, Inc. a broadband communications solutions provider. Network-1 intends to pursue licensing opportunities related to the technologies covered by the Patent Portfolio as well as pursue the acquisition of additional patents as its new core business.

            The Patent Portfolio consists of six patents issued by the U.S. Patent Office that relate to various telecommunications and networking technologies and include, among other things, patents covering the transmission of audio, voice and data over computer and telephony networks and the delivery of remote power over Ethernet networks. The consideration paid by Network-1 for the acquisition of the Patent Portfolio consisted of a cash payment of $100,000 and additional payments conditioned upon Network-1 achieving certain financial milestones. The $100,000 payment was funded from working capital of Network-1. The amount of consideration paid by Network-1 for the Patent Portfolio was the result of arms length negotiation between the parties. Wheatley Partners II, L.P. and its affiliates and related entities, who currently own 32% of the outstanding voting stock of Network-1, also own a majority of the outstanding voting stock of Merlot Communications, Inc.

            In December 2002, Network-1 discontinued its security software product business, as it was unable to achieve sufficient product revenue to support the expenses of such operations. In June 2003, Network-1 sold its CyberwallPLUS security software and related intellectual property to an unaffiliated third party. The Board of Directors focused its efforts on seeking a merger candidate or other strategic transaction for the Company in order to enhance shareholder value. After reviewing numerous opportunities, the Board decided that the acquisition of the Patent Portfolio and the pursuit of licensing opportunities related thereto was the most attractive alternative for its shareholders.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (a) Financial Statements of Business Acquired. Not Applicable.

    (b) Proforma Financial Information. Not Applicable.

    (c) Exhibits.

          10.10 Patents Purchase, Assignment and License Agreement, dated November 18, 2003, between Network-1 Security Solutions, Inc. and Merlot Communications, Inc.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NETWORK-1 SECURITY SOLUTIONS, INC.



Dated: December 3, 2003              By: /s/ Edward James
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                                         Name: Edward James
                                         Title: Interim Chief Executive Officer
                                                and Chief Financial Officer